SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005

ALLIANCE IMAGING, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 S. State College Blvd., Suite 600

Anaheim, CA 92806

(Address of principal executive offices, including zip code)

(714) 688-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:      Results of Operations and Financial Condition

On March 7, 2005, we issued a press release, which sets forth our results of operations for the quarter and year ended December 31, 2004.  Copies of the press release and of corresponding non-GAAP financial measure disclosure posted on our website are attached hereto as Exhibits 99.1 and 99.2.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01:      Financial Statements, Pro Forma Financial Information and Exhibits

(c)          Exhibits

The following exhibits are filed with this Form 8-K:

99.1         Press Release dated March 7, 2005.

99.2         Calculation of free cash flow required by Regulation G and in paragraph (e)(1)(i) of Item 10 of Regulation S-K posted on the Company’s website in connection with the Press Release dated March 7, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2005		/s/ R. Brian Hanson
	Name:	R. Brian Hanson
	Title:	Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press Release dated March 7, 2005.

Exhibit 99.2	Calculation of free cash flow required by Regulation G and in paragraph (e)(1)(i) of Item 10 of Regulation S-K posted on the Company’s website in connection with the Press Release dated March 7, 2005.